UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 13, 2007 (November 6, 2007)

Travelport Limited

(Exact name of Registrant as specified in its charter)

Bermuda	333-141714	98-0505100
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification Number)

400 Interpace Parkway

Building A

Parsippany, NJ 07054

(Address of principal executive
office)

Registrant’s telephone number, including area code  (973) 939-1000

N/A

(Former name or former address if changed since last
report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition.

On November 12, 2007, we reported our third quarter 2007 results. Our third quarter 2007 results are discussed in detail in the press release attached hereto as Exhibit 99.1.

The information in this item, including Exhibit 99.1, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by Travelport Limited under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference therein.

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2007, our Board of Directors approved increases to the base salaries of certain of our Named Executive Officers, pursuant to their existing employment agreements with the Company. Gordon Wilson’s salary was increased to £375,000; Kenneth Esterow’s salary was increased to $500,000; and Jo-Anne Kruse’s salary was increased to $395,000.

Item 9.01       Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1	Press Release dated November 12, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT LIMITED

By:	/s/ Michael E. Rescoe
Michael E. Rescoe
Executive Vice President and Chief Financial
Officer
Date: November 13, 2007

TRAVELPORT LIMITED

CURRENT REPORT ON FORM 8-K

Report Dated November 13, 2007 (November 6, 2007)

EXHIBIT INDEX

99.1	Press Release dated November 12, 2007.